UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 15, 2005

Citrix Systems, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-27084	75-2275152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

851 West Cypress Creek Road

Fort Lauderdale, Florida 33309

(Address of Principal Executive Offices) (Zip Code)

(954) 267-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Form Address, if Changed Since Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

Explanatory Note

As previously reported, on August 15, 2005, Citrix Systems, Inc. (“Citrix”) acquired NetScaler, Inc., a privately held Delaware corporation headquartered in San Jose, California (“NetScaler”), pursuant to an Agreement and Plan of Merger, dated as of June 1, 2005, by and among Citrix, NCAR Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Citrix, NCAR, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Citrix, NetScaler and Gaurav Garg, as stockholder representative. This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by Citrix on August 16, 2005 to report the completion of its acquisition of NetScaler under Items 2.01 and 9.01. This Amendment No. 1 is being filed to include the financial information required under parts (a) and (b) of Item 9.01.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of NetScaler for the fiscal year ended June 30, 2005 are filed as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The pro forma financial information required by this item with respect to the transaction described in Item 2.01 is filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by reference.

(c)	Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, Independent Auditors.

99.1	Audited consolidated financial statements of NetScaler, Inc. as of and for the year ended June 30, 2005.

99.2	Unaudited pro forma condensed combined consolidated financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITRIX SYSTEMS, INC.

Date: October 31, 2005	By:	/s/ DAVID J. HENSHALL
David J. Henshall
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, Independent Auditors.

99.1	Audited consolidated financial statements of NetScaler, Inc. as of and for the year ended June 30, 2005.

99.2	Unaudited pro forma condensed combined consolidated financial statements.